o  FAS P-1

                         SUPPLEMENT DATED MARCH 1, 2000
                              TO THE PROSPECTUS OF

                             FRANKLIN TEMPLETON FUND
                                ALLOCATOR SERIES
                             DATED DECEMBER 1, 1999

The prospectus is amended to replace the first portion of the "Management" section on page 15, before the subsection "Investment Advisory and Asset Allocation Agreement", with the following:

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.

The lead portfolio manager responsible for each fund's management is:

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager of each fund since February 2000. He joined the Franklin Templeton Group in 1989.


               Please keep this supplement for future reference.